SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                      Paradigm Advanced Technologies, Inc.
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         -----------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------
         (3)      Filing Party:


         -----------------------------------------------------------------------
         (4)      Date Filed:


         -----------------------------------------------------------------------

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                           30 LEEK CRESCENT, SUITE 103
                         RICHMOND HILL, ONTARIO L4B 4N4

                                     CANADA

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 5, 2001

                  NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Paradigm Advanced Technologies, Inc. (the "Company") will be held at the Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario, Canada on Thursday, July 5, 2001, at 10 a.m., Eastern Standard Time, to consider and act upon the following matters:

         1. The election of three directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $0.0001, from 100,000,000 shares to 250,000,000 shares;

         3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

                  The close of business on June 7, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at ______________________________________________.



                                             By Order of the Board of Directors,

                                             David Kerzner,
                                             Chairman

Richmond Hill, Ontario, Canada
June 12, 2001

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                           30 LEEK CRESCENT, SUITE 103
                         RICHMOND HILL, ONTARIO L4B 4N4
                                     CANADA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 5, 2001

                  This Proxy Statement is furnished to the holders of our common stock, par value $.0001 per share, in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Thursday, July 5, 2001, at 10:00 a.m., Eastern Standard Time, at the Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario, Canada, and at any adjournment or postponement of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is June 12, 2001.

                  The close of business on June 7, 2001 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of such meeting. As of the record date, there were 72,853,679 shares of our common stock outstanding, which is the only class of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Cumulative voting is not permitted. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

                  The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required to elect each director (Proposal 1) and a majority of the outstanding shares of common stock will be required to approve the amendment to the Company's Articles of Incorporation (Proposal 2). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1 and 2. Our Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and FOR Proposal 2.

                  Unless otherwise specified, all proxies received will be voted for the election of all nominees named herein to serve as directors and in favor of each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of May 31, 2001, certain information as to the beneficial ownership of the our common stock by:

                  o each person known by us to own more than five percent (5%) of our outstanding shares;

                  o each of our directors; and

                  o all of our directors and executive officers as a group.

------------------------------------------------------------------------------------------------------------------------
                         AMOUNT AND NATURE OF BENEFICIAL
                                  OWNERSHIP (1)
----------------------------------------- --------------------------------------- --------------------------------------
Name and Address of                                       Common                              Percentage of
Beneficial Shareholder                                    Stock                               Ownership (1)
----------------------                                    -----                               -------------
----------------------------------------- --------------------------------------- --------------------------------------
David Kerzner                                         14,187,500 (3)                              13.8%
----------------------------------------- --------------------------------------- --------------------------------------
Eduardo Guendelman                                    10,916,667 (4)                              11.0%
----------------------------------------- --------------------------------------- --------------------------------------
Selwyn Wener                                          5,000,000 (5)                               5.3%
----------------------------------------- --------------------------------------- --------------------------------------
David Ghermezian                                      4,600,000 (6)                               5.2 %
----------------------------------------- --------------------------------------- --------------------------------------
Triple Five Financial LLC                             20,475,000(7)                               18.8%
9510 West Sahara Ave., Suite 200
Las Vegas, Nevada 89117
----------------------------------------- --------------------------------------- --------------------------------------
Worldlink, L.L.C.                                        7,500,000                                8.5%
1980 Poast Oak Blvd, Suite 1777
Houston, Texas 77056-3809
----------------------------------------- --------------------------------------- --------------------------------------
George Guttman                                        11,757,489(8)                               12.6%
80 Broad Street, 26th Floor
New York, NY 10004
----------------------------------------- --------------------------------------- --------------------------------------
Watson & Associates                                    5,775,000 (9)                              6.3%
P.O. Box N1826
Marron House, Virginia Street
Nassau, N.P. Bahamas
----------------------------------------- --------------------------------------- --------------------------------------
Eastern Investments, LLC                              9,936,290 (10)                              9.0%
P.O. Box 260027
Pembroke Pines, FL 260027
----------------------------------------- --------------------------------------- --------------------------------------
All directors and executive  officers as             37,704,167 (11)                              29.3%
a group (4 persons)
----------------------------------------- --------------------------------------- --------------------------------------

 (1) Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to stock options, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after January 31, 2001. Percentage of beneficial ownership calculated is based upon 79,458,829 shares of the common stock of the Company issued and outstanding as of January 31, 2001.

(2) Except as otherwise indicated, the address for each party is care of the Company at 30 Leek Crescent, Suite 103, Richmond Hill, Ontario, Canada L4B 4N4.

(3) Includes 16,187,500 shares of our common stock issuable upon the exercise of options that are immediately exercisable.

(4) Includes 10,916,667 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(5) Includes 5,000,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(6) Based solely upon information contained in a Schedule 13D dated 12/31/00 filed with the Securities and Exchange Commission. Includes 150,000 shares owned of record by Danton Enterprises, Ltd., a holding and investment company of which Mr. Ghermezian is the President, 450,000 shares owned of record by Regent Ventures LLC, a holding and investment company of which Mr. Ghermezian is a Manager, and 4,000,000 shares owned of record by Triple Five Investment, Ltd., a holding and investment company of which Mr. Ghermezian is an executive officer.

(7) Based solely upon information contained in a Schedule 13D dated 12/31/00 filed with the Securities and Exchange Commission. Includes 20,000,000 shares issuable upon the exercise of warrants exercisable within the next 60 days and 475,000 shares issuable upon conversion of a note into common stock.

(8) Based solely upon information contained in a Schedule 13G dated 12/31/00 filed with the Securities and Exchange Commission. Includes 10,145,000 shares of common stock held by C-Saw Investments (USA), Ltd., 1,250,000 of which are issuable upon the exercise of warrants that are immediately exercisable; and 1,612,489 shares of common stock held by Jericho Partners, Ltd., 1,500,000 of which are issuable upon the exercise of warrants that are immediately exercisable. C-Saw Investments and Jericho Partners are both holding and investment companies of which Mr. Guttman is the president and control person.

(9) Includes 2,625,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable

(10) Includes 4,200,000 shares of our common stock placed in an escrow account and payable upon sale of the escrowed common stock.

(11) Includes 32,104,167 shares of our common stock issuable upon exercise of options that are immediately exercisable.

                  ---------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  ---------------------------------------------

                  At the Annual Meeting, our stockholders will elect three directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Kerzner, Guendelman and Ghermezian to serve as directors. All of the nominees currently serve on our Board of Directors and their terms expire at the Annual Meeting.

                  Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by our Board of Directors, and for the remaining nominees.

INFORMATION ABOUT NOMINEES

                  The following table sets forth information regarding the nominees:

              NAME                 AGE      DIRECTOR SINCE              POSITIONS WITH THE COMPANY
              ----                 ---      --------------              --------------------------

David Kerzner                      41            1996          Chairman of the Board of Directors

Eduardo Guendelman                 49            2000          Chief Executive Officer, President and
                                                               Director

David Ghermezian                   28            2000          Director

                  All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

                  DAVID KERZNER, CHAIRMAN. Mr. Kerzner has served as Chairman of the Board of Directors since July 2000. Mr. Kerzner had served as the President and a director of the Company since its founding in 1996 until July 2000. He became CEO in December 1997. From 1990 to 1994, Mr. Kerzner was employed by ISTI Corporation/Intertec Security, Inc. most recently as President of ISTI Corporation and as the Marketing Manager of, and as a consultant to, Intertec Security.

                  EDUARDO GUENDELMAN, PRESIDENT AND CEO. Mr. Guendelman became President and CEO of the Company in July, 2000, subsequent to the acquisition of PowerLOC Technologies, Inc. (a Bahamian corporation) and Power Point Microsystems Inc. which he founded and of which he became President in 1992. Mr. Guendelman served from 1994 to 1997 as President and CEO of TelePower International Inc, a computer telephony integration (CTI) telecommunications firm, From 1988 to 1994, Mr. Guendelman was President and COO of Computer Junction Limited, an Ontario systems provider for local and wide area network connectivity solutions to Fortune 1000 companies in Canada.

                  DAVID GHERMEZIAN, DIRECTOR. David Ghermezian oversees much of the Triple Five Group of Las Vegas, NV real estate activities in the northwestern and southwestern United States. Triple Five owns substantial shopping malls and has extensive investments in commercial and residential developments. Mr. Ghermezian has directed Triple Five's diversification efforts into venture capital and technology, and has recently been named a member partner in Selby Venture Partners II, a Silicon Valley based fund that invests in start-up technology companies. Mr. Ghermezian is a member of the Board of Directors for Nevada-based Bank of Commerce, Vancouver-based People's Trust, and 7 Crowns listed on the Canadian Venture Exchange.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

SELWYN WENER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. Mr. Wener became Chief Financial Officer of the Company on February 1, 1998. From 1997 to 1998 Mr. Wener has been a Principal of S&L Associates, a financial services and investor relations consulting firm. From 1994 to 1997 Mr. Wener was the Chief Financial Officer for SoftQuad International Inc., Toronto Ontario a public software development company, and from 1989 to 1993 Chief Financial Officer and General Manager for Legacy Storage Systems Inc., a Markham, Ontario based computer disk storage manufacturer and distributor. Mr. Wener has a Chartered Accountant (CA) certification from South Africa where from 1977 to 1983 he was a partner in Gross Hendler and Abrams, a medium sized firm of chartered accountants.

BOARD MEETINGS AND COMMITTEES

                  Our Board of Directors is responsible for our overall management. During the fiscal year ended December 31, 2000, our Board of Directors held six (6) meetings and acted by unanimous written consent on four occasions. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

Our Board of Directors serves as the Company's Compensation Committee, and is composed of David Kerzner, Eduardo Guendelman and David Ghermezian. The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. The Compensation Committee met once during fiscal year ended December 31, 2000.

COMPENSATION OF DIRECTORS AND NOMINEES

                  The Company's policy is not to pay compensation to directors who are also employees of the Company for their service as directors. Non-employee directors receive compensation of $10,000 per annum for their service as directors. The Company reimburses directors for out-of-pocket expenses incurred for attendance at meetings.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation we paid or accrued to our Chief Executive Officer. Apart from Mr. Kerzner, whose annual salary is $100,000, none of our executive officers or any of our subsidiaries' executive officers received compensation in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                              LONG TERM COMPENSATION
                                      ---------------------------------                ----------------------------------
                            FISCAL
                             YEAR
NAME AND                     ENDED                                      OTHER ANNUAL       RESTRICTED       UNDERLYING
PRINCIPAL POSITION          DEC. 31,     SALARY ($)     BONUS ($)       COMPENSATION      STOCK AWARDS    STOCK OPTIONS
-----------------------------------------------------  -------------------------------------------------  ---------------
David Kerzner,                2000          $100,000             $0          ---               ---                0
President and Chief           1999           100,000              0          ---               ---        7,000,000
Executive Officer             1998            70,000              0          ---               ---                0

Eduardo Guendelman,           2000          $100,000        $60,000          ---               ---        10,416,667
President and Chief           1999                 0              0          ---               ---                0
Executive Officer             1998                 0              0          ---               ---                0

Selwyn Wener, Chief           2000          $100,000             $0          ---               ---                0
Financial Officer             1999           91, 778              0          ---               ---        4,000,000
                              1998            61,521              0          ---               ---        1,000,000

         Mr. Guendelman was granted an option to purchase 10,000,000 shares of our common stock, which is currently exercisable at an exercise price of $0.66 per share.

OPTIONS GRANTED IN FISCAL 2000

         The following table sets forth the details of options to purchase common stock the Company granted to its executive officers during fiscal year ended December 31, 2000, including the potential realized value over the 5 year term of the option based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Each option is immediately exercisable.

                                                     OPTIONS GRANTED
                                                     ---------------

                                                                                                   POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED ANNUAL
                              NUMBER OF      PERCENT OF TOTAL      PER                             RATE OF STOCK PRICE
                             SECURITIES             TO            SHARE                               APPRECIATION
                             UNDERLYING        EMPLOYEES IN       EXERCISE                             FOR OPTION
NAME                           OPTIONS         FISCAL YEAR         PRICE      EXPIRATION DATE              TERM
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    5%              10%
---------------------------------------------------------------------------------------------------------------------------
Eduardo Guendelman             10,000,000                 100%        $0.66    July 24, 2003       $55,168        $115,850
---------------------------------------------------------------------------------------------------------------------------

         In addition to the foregoing, the Company is obligated to issue 2,187,500 shares to David Kerzner in replacement of an equal number of shares surrendered by him to the Company in 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         During the fiscal year ended December 31, 2000, no executive officer of the Company exercised options. The following table sets forth the number of shares of our common stock underlying unexercised stock options granted by us to our executive officers and the value of those options at December 31, 2000. The value of each option is based on the positive difference, if any, of the closing bid price for our common stock on the OTC Bulletin Board on December 31, 2000, or $.75, under the exercise price of the option.


                                 NUMBER OF SECURITIES UNDERLYING
                                     UNEXERCISED OPTIONS AT          VALUE OF UNEXERCISED IN THE MONEY
                                         FISCAL YEAR-END                OPTIONS AT FISCAL YEAR-END
                                ---------------------------------- --------------------------------------
NAME OF EXECUTIVE OFFICER         EXERCISABLE      UNEXERCISABLE      EXERCISABLE        UNEXERCISABLE
------------------------------- ----------------- ---------------- ------------------- ------------------
David Kerzner                         10,187,500               0           $7,131,250                 $0
---------------------------------------------------------------------------------------------------------
Selwyn Wener                           5,000,000                0          $3,500,000                 $0
---------------------------------------------------------------------------------------------------------
Eduardo Guendelman                    10,000,000                0          $1,150,000                 $0
---------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

In February 1996, the Company entered into a ten-year consulting agreement, with David Kerzner, Chairman of the Company. The consulting agreement provides for a fee of $100,000 per year. The consulting agreement may be terminated early by the Company in the event of the resignation, death or disability or other incapacity of Mr. Kerzner, as the case may be. The consulting agreement also contains provisions regarding confidentiality of information, ownership of inventions and patents, non-competition and non-solicitation. On July 25, 2000, the board of directors agreed that it would issue Mr. Kerzner an additional 1,000,000 stock options per quarter at $1.42 per share, to an aggregated maximum of 4,000,000 stock options, subject to the Company meeting certain business targets. Mr. Kerzner is eligible to receive a bonus upon the approval of the Company's board of directors.

In March 2000, the Company entered into a five-year consulting agreement with Eduardo Guendelman, President and Chief Executive Officer of the Company. The consulting agreement provides for a fee of $120,000 per year and an annual bonus of $80,000. The consulting agreement may be terminated early by the Company in the event of the resignation, death or disability or other incapacity of Mr. Guendelman, as the case may be. The consulting agreement also contains provisions regarding confidentiality of information, ownership of inventions and patents, non-competition and non-solicitation. The board of directors has agreed to amend Mr. Guendleman's consulting agreement to extend the agreement's term to ten years. On July 25, 2000 Mr. Guendelman was granted an additional 10,000,000 stock options at an adjusted price of $0.66 per share. Mr. Guendelman is eligible to receive an additional bonus upon the approval of the Company's board of directors.

In September 1999, the Company entered into a five-year consulting agreement with Selwyn Wener, Chief Financial Officer of the Company. The consulting agreement provides for a fee of $100,000 per year. The consulting agreement may be terminated early by the Company in the event of the resignation, death or disability or other incapacity of Mr. Wener, as the case may be. The consulting agreement also contains provisions regarding confidentiality of information, ownership of inventions and patents, non-competition and non-solicitation. Mr. Wener is eligible to receive a bonus upon the approval of the Company's board of directors.

STOCK OPTION PLAN

         Our 1996 Stock Option Plan provides for the grant of:

         o options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and

         o options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

The total number of shares of our common stock for which options may be granted under our 1996 Stock Option Plan is 10,000,000 shares.

         Our 1996 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1996 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

         The exercise price of incentive stock options under our 1996 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1996 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option.

         As of May 31, 2001 we have granted options to purchase 10,000,000 shares of our common stock under our 1996 Stock Option Plan, 8,270,267 of which have been exercised.

NON-PLAN STOCK OPTIONS

         As of May 31, 2001, we have granted non-plan stock options to purchase 57,928,283 shares of our common stock, at an exercise price ranging from $ .01 per share to $12.50 per share. Options with respect to 8,170,267 shares of our common stock have been exercised pursuant to the foregoing non-plan stock options.

                         COMPENSATION COMMITTEE'S REPORT
                        CONCERNING EXECUTIVE COMPENSATION

OVERVIEW

         Executive compensation determinations are made by our compensation committee through consultation with our Board of Directors and other members of management. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, we may review executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

         We seek to provide an overall level of compensation to our executives that is competitive within our industry and/or the industries of our various subsidiaries, and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of our annual and long-term performance as well as individual performance. We exercise our discretion to set compensation where in our judgment external, internal or individual circumstances warrant it.

         In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to our employees and/or employees of our subsidiaries.

         Our duties include the granting of stock options under our 1996 Stock Option Plan and, if necessary, outside of that plan to our executive employees. We feel that options are an effective incentive for our management to create value for our stockholders, since the value of an option bears a direct relationship to our stock price. We determine the number of shares granted to individuals, as well as, among other things, the exercise price and vesting periods of such options, taking into account each individual's level of responsibility, compensation level, contribution to our performance, future goals and the performance expected of him or her.

EXECUTIVE OFFICER COMPENSATION

         In March 2000, the Company entered into a five-year consulting agreement with Eduardo Guendelman, President and Chief Executive Officer of the Company. The consulting agreement provides for a fee of $120,000 per year and an annual bonus of $80,000. The consulting agreement may be terminated early by the Company in the event of the resignation, death or disability or other incapacity of Mr. Guendelman, as the case may be. The board of directors has agreed to amend Mr. Guendelman's agreement to extend the term of the agreement to ten years. The consulting agreement also contains provisions regarding confidentiality of information, ownership of inventions and patents, non-competition and non-solicitation. The Company is also currently paying Selwyn Wener $100,000 per year for consulting services. The base salary, bonuses, benefits and conditions of these contracts were determined through a review of previous employment terms for these individuals, if any, and the expected contribution of these individuals to our future growth and profitability. We believe that the base salary levels currently in effect are competitive to salary levels in similarly situated companies. In addition, in certain instances, we linked employees' compensation directly to our earnings before interest and taxes.

         We believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to our shareholders, executives are rewarded commensurably. We believe that compensation levels during fiscal year ended December 31, 1999 adequately reflect our compensation goals and policies.

                                                         Respectfully submitted,

                                                         Eduardo Guendelman
                                                         David Ghermezian
                                                         David Kerzner

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         David Kerzner, our chief executive officer until July 2000, serves on our compensation committee, and Eduardo Guendelman, our current chief executive officer serves on the compensation committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, the Company believes that the filing requirements applicable to its current directors and executive officers have not been complied with by any such persons with respect to the fiscal years ended December 31, 1999 and 2000.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
                         TO APPROVE AN AMENDMENT TO THE
                     COMPANY'S ARTICLES OF INCORPORATION TO
                     INCREASE THE AUTHORIZED COMMON STOCK OF
                                   THE COMPANY
--------------------------------------------------------------------------------

         The Board of Directors has unanimously approved, for submission to the stockholders, an amendment to Section Fourth of the Paradigm's Certificate of Incorporation (the "Amendment") to increase the number of authorized shares of common stock, $.0001 par value, to 250,000,000 shares. The Certificate of Incorporation presently authorizes 100,000,000 shares of common stock, $.0001 par value. The text of the proposed Amendment is attached hereto as Appendix A.

          As of May 31, 2001, 88,701,746 shares of common stock were issued and outstanding. An additional 93,797,500 shares were reserved for issuance upon exercise of outstanding stock options and warrants, and 2,550,000 shares were reserved for issuance upon conversion of convertible debentures. Accordingly, if all outstanding options were exercised and the debentures were converted, an aggregate of 185,049,246 shares of common stock would be issued and outstanding.

          The Board of Directors believes that the additional 150,000,000 shares of common stock that would become available if the proposal is approved would afford the Company greater flexibility in meeting its future capital requirements and other corporate needs which may arise, including grants of options under the Plan. We currently have certain agreements and arrangements that will result in the issuance of additional shares of common stock. There can be no assurance, however, that any further arrangement or transaction will be entered into that would result in the issuance of additional shares.

          The Certificate of Incorporation and By-Laws currently contain no anti-takeover provisions. Although the Board of Directors does not consider the Amendment to increase the authorized number of shares of common stock to be an anti-takeover proposal, it may be considered to be one. The availability of additional shares of common stock may make it more difficult for a corporation or other entity to gain control of the Company. In the event of a proposed merger, tender offer or proxy contest that is not approved by incumbent management, the Board of Directors may be able to authorize the issuance of common stock on terms which could impede the completion of such a transaction. The Company's officers and directors as a group own approximately 56.3% of its outstanding Common Stock.

          The affirmative vote of the holders of a majority of the outstanding shares of common stock is required under Delaware law for the adoption of the Amendment to the Certificate of Incorporation. Accordingly, if the Amendment is approved, the Board of Directors intends to file an amendment to the Company's Certificate of Incorporation, following the Special Meeting, to change Section Fourth to read substantially as set forth in Appendix A to this Proxy Statement, subject to any changes as may be required by law or otherwise deemed advisable.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO PARADIGM'S CERTIFICATE OF INCORPORATION.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

                  Any stockholder proposal intended to be presented at the next Annual Meeting of Stockholders must be received by us not later than February 12, 2002 for inclusion in our proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

                  We are bearing the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

                  Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

                  Our 2000 Annual Report, including financial statements and report thereon by Schwartz Levitzky Feldman LLP, and our 1999 Annual Report, including financial statements and report thereon of Bromberg & Associate, accompany this Proxy Statement but are not incorporated in and are not to be deemed a part of this Proxy Statement.

PROXIES

                  All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

                                             By Order of the Board of Directors,


                                             David Kerzner
                                            Chairman

June 12, 2001

PROXY                                                                     PROXY
                       PARADIGM ADVANCE TECHNOLOGIES, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 5, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, DAVID KERZNER and EDUARDO GUENDELMAN, or either of them, with full power of substitution, to vote all shares of the capital stock of Paradigm Advance Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 5, 2001, at 10:00 a.m., Eastern Standard Time, at Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario, Canada, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournment or postponement thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR, FOR PROPOSAL 2 AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)




                       PARADIGM ADVANCE TECHNOLOGIES, INC.

                   A VOTE FOR EACH NOMINEE AND FOR PROPOSAL 2
                    IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS -                                      For           Withhold          For All
       Nominees: David Kerzner, Eduardo                            All              All            Except
       Guendelman and David Ghermezian                             |_|              |_|              |_|

       ________________________________________________________
       (Except Nominee(s) written above)

                                                                   FOR            AGAINST          ABSTAIN
2.    To authorize the amendment to the Company's Articles         |_|              |_|              |_|
      of Incorporation to increase the authorized common
      stock of the Company from 100,000,000 to 250,000,000.

3. The transaction of such other business as may properly come before the meeting.


                                                                                               Dated ____________, 2001

                                                                  Signature(s)
                                                                              -----------------------------------------


                                                                  NOTE: Please sign your name or names exactly as set
                                                                  forth hereon. If signing as attorney, executor,
                                                                  administrator, trustee or guardian, please indicate
                                                                  the capacity in which you are acting. Proxies
                                                                  executed by corporations should be signed by a duly
                                                                  authorized officer and should bear the corporate
                                                                  seal.

-------------------------------------------------------------------------------------------------------------------------------
                                              (DELTA) FOLD AND DETACH HERE (DELTA)
                                                    YOUR VOTE IS IMPORTANT.
                        PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


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